Supplement dated September 16, 2010
to the Institutional Class Prospectus
for Principal Funds, Inc.
dated March 16, 2010

(as supplemented on June 16, 2010)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

DIVERSIFIED REAL ASSET FUND
Make the following changes to the Management Sub-Advisor(s) and Portfolio Manager(s) section on page
6 in the fund summary:
In the section for Credit Suisse Asset Management, LLC, delete the information about Andrew Karsh and substitute:
• Nelson Louie (since 2010), Managing Director

MANAGEMENT OF THE FUNDS
The Sub-Advisors
In the section for Credit Suisse Asset Management, LLC (“Credit Suisse”), delete the information about Andrew Karsh and add:

Nelson Louie is Global Head of the Commodities Group. Mr. Louie re-joined Credit Suisse in August
2010. From May 2009 to August 2010 he was an Executive Director in the Commodity Index Products
area at UBS Securities, LLC. From June 2007 to May 2009, Mr. Louie was a Managing Director at AIG
Financial Products responsible for North American Marketing of commodities-based solutions. From April
1993 to June 2007 he held positions within Credit Suisse. Mr. Louie earned a BA in Economics from
Union College.